UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1731

SOURCE CAPITAL, INC.
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	DECEMBER 31, 2009

Item 1. Report to Stockholders

SOURCE CAPITAL, INC.

2009

ANNUAL REPORT

for the year ended December 31

SUMMARY FINANCIAL INFORMATION

	For the year ended December 31,
	2009		2008
	Total Net Assets	Per Common Share	Total Net Assets	Per Common Share
Beginning of year	$353,720,341	$34.61	$614,584,799	$64.75
Net realized and unrealized gain (loss) on investments	$156,199,522	$18.05	$(230,124,114)	$(26.58)
Net investment income	2,159,299	0.25	4,279,105	0.49
Distributions to Preferred shareholders	(4,726,109)	(0.55)	(4,726,109)	(0.55)
Distributions to Common shareholders	(17,310,480)	(2.00)	(30,293,340)	(3.50)
Net changes during year	$136,322,232	$15.75	$(260,864,458)	$(30.14)
End of year	$490,042,573	$50.36	$353,720,341	$34.61

Common market price per share	$43.04		$28.29
Common market discount from net asset value	14.5%		18.3%
Preferred asset coverage	905%		653%
Preferred liquidation preference per share	$27.50		$27.50
Preferred market price per share	$33.13		$29.70

DESCRIPTION OF THE COMPANY

Source Capital, Inc., is a major diversified, publicly traded investment company with total net assets of approximately $490,000,000. Its investment portfolio includes a wide range of securities with primary emphasis on common stock.

Source Capital has Common and Preferred shares outstanding, both of which are listed and traded on The New York Stock Exchange. Each of the 1,969,212 outstanding Preferred shares has a prior claim of $27.50 on assets and $2.40 per year on income. The remainder of the Company's assets and income are available to the 8,655,240 shares of Common Stock outstanding.

Source Capital's investment objective is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders.

Source Capital is not a mutual fund. Thus, the Company does not repurchase its own shares on demand and does not need to structure its portfolio securities to provide for possible redemptions. As a publicly traded investment company, Source Capital's Common and Preferred shares are bought and sold on The New York Stock Exchange, and the Company is not involved in such transactions.

Source Capital's investment approach emphasizes primarily equity investments in seeking to achieve its growth objective for its Common shareholders. The desirability of equity versus fixed-income investments has been increasingly debated in recent years. Source Capital's position is that without assuming undue risk and recognizing the fixed claim of its Preferred Stock, properly selected stocks offer the better long-term opportunity for overall investment return as well as long-term protection from the large but uncertain threat of inflation. Source Capital's equity investments are directed toward companies with highly liquid, relatively unleveraged balance sheets and a demonstrated long-term ability to earn above average returns on invested capital. Source Capital's equity investment portfolio is based on fundamental judgments of long-term returns attainable from income and appreciation in the securities of such companies and is not derived from overall economic forecasts or stock market predictions.

The Company has adopted a flexible distribution policy. This policy is designed to pay Common shareholders quarterly distributions at a rate that is substantially in excess of net investment income. The rate is adjusted periodically in response to sustained changes in the net asset value, market conditions, and changes to investment company regulations and tax laws. Only a portion of such distributions is paid from net investment income. The remainder is paid from any net realized capital gains and/or paid-in capital, as determined by each year's results. To the extent the Company realizes net long-term capital gains for any year in excess of the amounts distributed under the Company's distribution policy, such excess will be distributed to shareholders. For federal income tax purposes, all distributions in excess of current year earnings will be taxable to shareholders as long as the Company continues to have accumulated earnings and profits from prior years.

LETTER TO SHAREHOLDERS

TO OUR SHAREHOLDERS:

2009 Investment Portfolio Returns

Total net assets of Source Capital amounted to $490,042,573 at December 31, 2009. After providing for Preferred Stock equity, Common equity amounted to $435,889,243 or $50.36 of net asset value per Common share. This compared with total net assets of $353,720,341, Common equity of $299,567,011, and net asset value per Common share of $34.61 one year ago. These changes reflect payments to Common and Preferred shareholders totaling $22,036,589. As a result, Source Capital recorded a positive total investment return during 2009 of 53.0% on its Common net asset value, reflecting the reinvestment of dividends and distributions.

Distributions to Common Shareholders

Source Capital's distribution policy allows the Board of Directors to consider changes in net asset value when establishing the quarterly distribution rate. But this policy also provides for the flexibility to consider such other factors as current market conditions and changes to investment company regulations and tax laws. It is the intention of the Board of Directors to continue paying quarterly distributions at a rate that is substantially in excess of net investment income.

The regular quarterly distribution on the Common shares of $0.50 per share was paid on December 15, 2009, to shareholders of record on November 20, 2009.

On February 1, 2010, the Board of Directors voted to raise the distribution rate 20% and declared a regular quarterly distribution of $0.60 a Common share, payable March 15, 2010.

Market Prices and Shareholder Returns

In the long run, the future returns for Source Capital Common shareholders will depend primarily on how well we manage the firm's investment portfolio. The longer the period of time involved, the more important portfolio investment returns will be in determining shareholder returns. However, in the short run, changes in the market price of Source Capital Common shares can deviate from the underlying changes in net asset value causing market returns to be either enhanced or diminished.

We continue to see differences between each year's market returns for Source shareholders (the change in Source's quoted price plus dividends received) and the actual investment returns earned by the Source portfolio. These differences can become more dramatic when the premium or discount fluctuates considerably. An increase in the premium (or decrease in the discount) will, of course, produce a market return greater than that actually earned on the underlying portfolio, while a decrease in the premium (or increase in the discount) will have the opposite effect.

	Year-End
	Premium/ (Discount)	NAV	Market Price	Market Return	Net Asset Value Return
2009	(14.5)%	$50.36	$43.04	59.2%	53.0%
2008	(18.3)%	$34.61	$28.29	(47.1)%	(42.8)%
2007	(7.2)%	$64.75	$60.08	(5.2)%	6.1%
2006	4.3%	$64.81	$67.59	(1.9)%	4.3%
2005	10.4%	$66.79	$73.75	10.7%	14.9%
2004	13.2%	$63.20	$71.54	27.2%	19.5%
2003	4.9%	$56.62	$59.38	19.0%	45.7%
2002	26.1%	$41.90	$52.85	(5.9)%	(17.1)%
2001	10.1%	$55.45	$61.02	24.5%	24.7%
2000	8.4%	$48.62	$52.69	22.5%	9.6%
1999	(4.8)%	$50.70	$48.25	14.4%	23.1%

The following table presents 2009 market returns for both Common and Preferred shareholders:

	Common Stock	Preferred Stock
Change in Market Value:
NYSE Closing Price — 12/31/2009	$43.04	$33.13
NYSE Closing Price — 12/31/2008	28.29	29.70
Net change in 2009	$14.75	$3.43
Distributions in 2009	2.00	2.40
Total return — Amount	$16.75	$5.83
Total return — Percent	59.2%	19.6%

Common shareholders who participated in the Company's Automatic Reinvestment Plan experienced a positive return of 60.9% during 2009. On a long-term basis, those shareholders who participated in the Automatic Reinvestment Plan during each of the 33 years since its inception experienced a positive annual compound rate of return of 14.5%.

Commentary

What about "too big to fail?"

As 2009 drew to a close, many market participants (most disconcertingly regulators) appeared to collectively exhale in relief. We worry that observing nine months of equity gains and narrowed credit spreads along with substantial debt issuance has led investors to conclude that government intervention solved the problems confronting the financial sector. During the markets' liquidity crisis this time last year, when seemingly every participant was fearful and hoarding cash, the commitments from the Federal Reserve and Treasury did provide a welcome benefit. In this stabilized period, we believe it is now time to tackle the gaping issue of institutions deemed too big to fail. While this issue doesn't directly affect any of the investments in our portfolio (none is a big financial company), we discuss it because we believe it is terribly important. Current government intervention, as well as any required future actions if changes are not made, will worsen the country's fiscal position, likely dampening economic growth.

By too big to fail, we mean that regulators consider such a company so important to the financial system that its failure would be catastrophic. Over the last twenty years, governments have repeatedly intervened to offset financial crises. While admirable in their intent, these actions have created what economists call moral hazard. That means market participants increasingly have come to expect governments to bail out risky behavior. After the collapse of Lehman Brothers, this attitude was clearly on display in the enormous criticism directed toward the Treasury and Federal Reserve. This situation leaves it hard to believe any government would allow a similar event to happen in the future. We are still in the midst of this phenomenon. As recently as mid-December, the European Central Bank coordinated a bailout of Hypo Group Alpe Adria, the sixth largest bank in Austria. The increased size of financial institutions over the last two decades has convinced governments of their too-big-to-fail status, and made regulators unwilling to skip each requested bail out. Of the 8,300 banks in the U.S., in 2008 the top ten (ranked by assets) controlled 75% of the industry assets compared to 25% two decades earlier. Globally, the picture looks the same. According to a recent presentation by economists from the Bank of England (BOE), the assets of the top five global banks as a percentage of the top 1,000 global banks have doubled over the last ten years. We are not suggesting that governments shouldn't have intervened in 2008-09. Failure to do so because of built-up excesses would have been extremely dangerous. Due to the actions of the past eighteen months, however, the banking system has consolidated further, concentrating even more systemic importance into fewer hands. We are arguing that today we must reform the structure in order to break this cycle in the future.

Why does the structure need to change?

Looking back at bank industry trends over the past six decades, the returns on capital earned by the largest banks in recent history increased substantially compared to prior decades. For smaller banks the improvement in returns was much more gradual. How did the big banks do it? We're generalizing, but two factors were major contributors. Over time, but particularly in the last five years, they produced a substantial increase in balance sheet leverage (required capital compared to assets held). Specifically, according to a Bernstein Research report, from 1998 to 2006 the largest banks averaged just over a 5% ratio of common equity to assets compared to a ratio of almost 8% at all U.S. commercial banks. Leverage magnifies returns. When markets were stable, returns were significantly enhanced, but over the last two years, as some investments performed poorly and many positions had to be liquidated at distressed prices, returns were significantly depressed. Another area of emphasis was the increase of assets in the large banks' trading portfolios. Many of these assets were not actively traded, which permits discretion in their valuation. While perfectly allowable under accounting rules, this led to an extended period of increased valuations for those assets. However, according to the BOE economists, banks worldwide took $900 billion in markdowns of these trading assets through the third quarter of 2009.

The tactics employed by the large banks make sense in most economic environments. The higher returns on larger capital bases meant greater profit streams for the firms. Markets responded enthusiastically. In this scenario, shareholders and bank employees (compensation captured up to half of revenues) had unlimited upside. Greater leverage/assets created greater wealth. Turning to the downside, however, employees who retained their jobs faced limited consequences, and shareholders could only lose their investment. When it came time to pay guarantees to depositors, inject additional capital or provide wholesale funding for the entire market, then it was up to the government to write the check. Economists call the potential for unlimited rewards and limited liability, asymmetric incentives. That was certainly the case here.

Beyond a theoretical discussion of bank economics and executive incentives, this issue has spillover impact into U.S. fiscal policy and the burden it places on each of us. Historically, funding for bank bailouts has come from increased taxes. This time will be no different. According to the same BOE presentation, total global government commitments in response to this crisis are $14 trillion, or almost 25% of global GDP. Since those commitments were provided during the economic recession, and were funded by greater governmental borrowings, countries have experienced sharp increases in the amount of their outstanding debt compared to the size of their economies (debt to GDP ratios). A recent study from the International Monetary Fund (IMF) predicts that ten years of higher taxes and net reductions in spending by developed countries will be necessary to return to the levels of government indebtedness that existed two years ago. For the U.S. specifically to return to its pre-crisis level (gross debt at 66% of GDP) by 2030, the IMF believes will require taxes to increase or spending to fall by a combined 8.8% of GDP from 2010 to 2020. Based on 2008 GDP, that implies a change of about $1.3 trillion. To put that amount into perspective, in fiscal 2009 personal income taxes collected were $900 billion and corporate income taxes paid were about $125 billion. Federal on-budget government expenditures in fiscal 2009 were about $3.1 trillion. This projection also assumes no rapid upward shift in interest rates (which would increase interest expense on government debt), nor does it include the price tag (fancifully put at less than $1 trillion over the next decade) of the proposed health care legislation. Even over a ten-year period, as California's current difficulties illustrate, finding this amount of spending cuts or revenue increases will be very difficult.

What should we expect from reforms?

Given the severity of this crisis, it is reasonable to ask how radical the cure should be. Without any doubt we need a global commercial banking system because it runs our system of payments. Banks also collect deposits and make loans to small and mid-sized companies and even some large ones. All of these functions are essential to the global economy. In their current forms, however, the institutions considered too big to fail by the Federal Reserve perform many functions like proprietary trading, prime brokerage, structured products and merchant banking that are superfluous to the basic activities we just described. We believe a division of these companies into their "utility" and "risk taking" activities is the most sensible response. Mervyn King, governor of the BOE, justified separation during a speech in October when he said, "Anyone who proposed giving government guarantees to depositors and creditors, and then suggested that such funding could be used to finance highly risky and speculative activities, would be thought rather unworldly. But that is where we are now." Unfortunately, "where we are now" is where we are likely to remain as the separation outcome appears unlikely to occur. Despite our belief in its virtues, it collides with two realities. First, as Paul Volker recently described, bank industry lobbyists are fighting hard in Washington to promote "reform light." Along with several Fed Governors, they argue that criteria are too ambiguous for determining which firms should be broken up. We completely disagree, and believe size (assets) is the relevant metric. As a second issue, these are global companies, and other countries are not eager to dismantle what they often consider "national champions." Because the banking system touches all countries, the necessary cooperation for reform will be very challenging. Watching the drama at recent G-20 summits and the Copenhagen climate conference reveals the difficulty in achieving coordinated results. We believe differences among global regulators would also doom the effectiveness of "living wills," documents that would provide explicit details to wind down each of a bank's global subsidiaries in the event of failure. Regardless of whether or not foreign governments are willing to make changes, the U.S. must begin the process of shoring up our companies. Short of our preferred method of dismantling the largest banks, in the next section we describe practical steps that can significantly limit the need for future government assistance.

Necessary reforms:

In an ideal world, regulatory standards would change counter-cyclically as needed. Within fixed ranges, capital and margin requirements would increase and loan to value ratios (size of loan compared to value of asset) of residential and commercial mortgages would decrease during ebullient markets and move in the opposite direction in times of distress. Implementation of such timing requires sound judgment and sufficient courage to take contrarian positions. Unfortunately, those qualities are rare, and distinct from intelligence. Consistently finding the right individuals possessing them would be a major challenge. Even worse, the lack of political independence of most regulators makes such a dynamic program nearly impossible to execute.

Also falling under the ideal category would be regulation that makes highly compensated employees and all directors personally liable for the amount of cumulative compensation received. That compensation would be paid traditionally, but in the event of a loss of the bank's equity, creditors (or rescuer in the government's case) could claw back all the payments these employees cumulatively received. While this regulation is unlikely to pass, nothing focuses attention like personal liability.

Sticking to what is practical, the following are the reforms we consider essential.

•  Leverage ratios must be capped at lower levels. Balance sheets of the largest U.S. banks should never again be permitted to hold assets at 20x tangible equity. We see no reason that a limit of assets at 13x equity shouldn't be phased in over time. Banks functioned more than adequately with that amount of leverage over most of the last fifty years. This higher level of equity will offer more cushion during difficult periods, a worthwhile condition even if it depresses bank profitability.

•  Regulatory capital should be strictly defined as tangible equity. The rules were sufficiently watered down over the last fifteen years with the Tier 1 definition to allow hybrid securities. Including those in the calculation did little to appease the market during the downturn. Encouragingly, the recent pronouncements in Basel from the Bank of International Settlements, which sets global rules, appear to be moving toward this stricter definition.

•  Liquidity is another area that must be addressed. Lehman Brothers collapsed because so much of its funding (borrowings) came from very short-term wholesale sources. When these lenders started a "run on the bank," Lehman was unable to shrink its balance sheet quickly enough to accommodate the demands for immediate repayment. The issue was one of illiquidity more than insolvency. According to a report from broker CLSA, deposits (whether "overnight" demand or savings) provided 60% of bank funding in 1992 compared to only 44% in 2008. Though this change is partly due to disintermediation by money market funds, it is nevertheless concerning. We are unsure what to specify about regulatory liquidity, but less dependence on the wholesale market would be clearly beneficial.

•  Banks' capital structures should include a fixed amount of their debt that automatically converts to equity during periods of distress (when existing equity has been eliminated). Credit investors will be leery about this type of bond. The likely cost of borrowing for these bonds would be substantially higher because of the conversion risk. That potentially reduces profitability for banks, but it would provide another cushion for balance sheets before government funds were necessary.

•  Proprietary trading assets at banks should have a significant capital charge placed against them. If this drives prop trading out to the world of hedge funds, so be it. That's where it belongs.

For readers interested in more detail on this subject, we highly recommend the previously mentioned presentation by the Bank of England economists (details below).1 Its authors do a terrific job explaining why governments repeatedly bail out their banks.

1  "Banking On The State", Alessandri and Haldane, Nov. 2009. http://www.bankofengland.co.uk/publications/
speeches/2009/speech409.pdf

Lastly on this subject, to which we attach great importance, it is painful to observe the amount of strenuous lobbying by our financial companies to maintain the status quo. How could it make sense to permit the same structural failures to compromise the system again? We conclude that readers might wish to consider contacting their elected representatives to express concern about this issue.

Performance

For the fourth quarter Source gained 6%, in line with the market, and following double-digit quarterly performance in the two prior quarters. The strongest group in the portfolio was producer durables, driven by the prospect of economic recovery. Wabco rose 23%, while HNI, Actuant, Idex, and Zebra were up 10-15%. Several healthcare names, led by Lincare (+ 19%), were strong, as were Life Technologies and Varian Medical, each up 10-12%. In technology, Maxim and Microchip were up 10-12%. Other large gainers, harder to categorize, included CarMax (+16%), Knight Transportation (+15%), FMC (+11%), and Copart (+10%).

Not surprisingly, there were few significant losers in the quarter. Those that stand out are Helix (-22%), Charles River Labs (-9%), and ScanSource (-6%).

For the year, Source was up 53%. Retailers were especially strong, with CarMax (+208%), and Signet Jewelers (+185%). Also notable was oil service—FMC (+143%), Noble Corp. (+84%), and Helix (+62%). Manufacturers of integrated circuits Maxim (+78%) and Microchip (+49%) also did well. Other strong performers include Life Technologies (+124%), HNI (+74%), Wabco (+63%), and Manpower (+61%).

With 80% of the portfolio companies up 20% or more for the year, there is not much to discuss on the downside. The biggest loser was Brown & Brown (-14%). Also relatively weak were truckload carriers Heartland Express (-3%), and Knight Transportation (+20%).

The table below shows performance as of December 31, 2009, for both Source and the benchmark Russell 2500, as well as leading large-cap indexes. Returns for both recent and longer periods have been very strong.

	Fourth Quarter	1 Year	3 Years*	5 Years*	10 Years*
Source	6.0%	53.0%	(2.5)%	2.1%	8.2%
Russell 2500	5.1%	34.4%	(4.9)%	1.6%	4.9%
S&P 500	6.0%	26.5%	(5.6)%	0.4%	(1.0)%
Nasdaq	7.2%	45.4%	(1.2)%	1.7%	(5.1)%

*  Annualized Returns

A Look at Very Long-Term Market Returns

The Wall Street Journal ran an interesting article in mid-December that we think is worth bringing to the attention of Source shareholders ("Investors Hope the 10s Beat the 00s"). The Journal provided market returns by decade since 1830 (based on a New York Stock Exchange database), illustrating that the most recent decade (2000 – 2009) tied the 1930s as the worst on record, each with annual returns of between zero and minus 1%. We would like to highlight some additional conclusions.

First, the average annual return for U.S. equities over the past 180 years has been about 9%, though with a good deal of decade-to-decade and year-to-year volatility. Interestingly, returns in the post-war period (1945-Present) were higher (at +11% annually) than in the preceding 110 years (+7%). The post-war period included the three best U.S. stock market decades on record, the 1950s, 1980s and 1990s with returns of 17-18% annually.

During more recent periods, the 1980s and 1990s, the market had only three modest down years, and rose more than 20% half the time.

Perhaps it is not surprising, if only because of the reversion to the mean, that the decade of the 2000s was difficult for most investors, with four substantial down years and only two big up years. All in all, performance for the past 10 years was very comparable to the 1930s, the decade of the Great Depression, when 10-year returns were slightly below zero.

From a fundamental standpoint, the 2000s had two major bear markets, with the tech collapse at the start of the decade, and a severe recession at the end. Even with the market recovering for much of 2009, the 10-year return is still slightly negative. From a more technical standpoint, returns for any period are heavily influenced by stock price levels at the starting point. With stocks up nearly 25 fold over 1980-1999, it is likely that both corporate profitability and stock price valuations were at unusually elevated levels in January 2000, with weak stock performance over an extended period a reasonable expectation for the future. Similarly, the stock market of the 1930s followed a very positive performance in the 1920s, the best decade up to that point.

Investment returns for the Source shareholder over the past three decades, though heavily influenced by the overall market, were nevertheless notably different. After trailing during portions of the strong bull markets of the 1980s and 1990s, Source outperformed by an average of 9 points a year during the most recent decade. As a result its 30-year annual average return of 13.1% compared very favorably with 10.9% for the market as a whole, using the same NYSE database cited in The Wall Street Journal article for consistency. This difference is more than it may seem. One dollar invested in Source thirty years ago has grown to over $40.00, while a dollar invested in the stock market is worth barely half that, or $22.50.

	30 – Year Returns*
	1980s	1990s	2000s	30 Years	Value of $1.00 Invested January 1980
Source Capital	18.2%	13.2%	8.2%	13.1%	$40.10
NY Stock Exchange	16.6%	17.6%	(0.4)%	10.9%	$22.50

*  Annualized Returns

Data source: Yale International Center for Finance Database of the New York Stock Exchange

We also looked at stock market returns for individual companies over the past 30 years. Of the 1,000 public companies in existence for the whole period, 70% had returns inferior to those realized by Source shareholders. Some notable companies that fell short are IBM, GE, Texas Instruments, Honeywell, Walt Disney, Sony and Merck.

Making the results even more impressive, at the start of the period, January 1980, there were about 4,500 public companies. Over the following three decades, 3,500 or over 75% of them vanished, most likely through acquisition or failure.

Source Investment Philosophy

We occasionally have provided Source shareholders with a discussion of our investment philosophy and process. We will take this opportunity to do that again now.

We concentrate on ownership of high-quality businesses. By this we mean firms with histories of earning high returns on capital, and with modest debt levels. These companies have leading market shares and strong managers who have demonstrable track records of wise reinvestment of the businesses' cash flows.

Although company quality is our principal investment test, the valuation of investments is also an important part of the stock selection process. Our primary measure of value is the price/earnings ratio. We seek out companies undervalued relative to their long-term earnings power or to others of similar quality, but we will not overpay for even the best companies. We expect that our portfolio will comprise much better than average companies selling at valuations similar to or below the market.

Minimizing risk, especially in treacherous economic or stock market environments, is an important element of our investment process. We do this by emphasizing companies with relatively unleveraged balance sheets, operating in more predictable, less volatile sectors of the economy, with business models we can understand. Our companies' leading market shares and high operating margins reduce the volatility of their earnings. Diversified portfolios and modest relative valuations, typically lower than the market, also contribute to a less risky portfolio.

We believe the most important contributor to the long-term investment performance of the companies we own is growth in earnings, not changes in valuation (price/earnings ratio). Because growth is driven by earning high returns on capital and successful reinvestment of cash flow, it is necessary to own most of our portfolio securities for an extended period in order for this process to come to fruition. Accordingly, annual portfolio turnover has been very low, averaging about 15% over the past five years.

We recognize there can be a conflict between our very long investment time horizon and a strong value discipline in managing the portfolio. We are willing to hold portfolio securities at valuations higher than we require for an initial purchase. Naturally, if a position becomes significantly overvalued we do not hesitate to trim or eliminate the stock. Our aim is to reduce turnover with its concomitant costs and to focus manager attention on the long-term business fundamentals of the portfolio companies.

Source invests primarily in the common stocks of U.S. companies in a variety of industries and market segments. Our investment process is fundamental and bottom-up, evaluating each company on its own merits. We are not driven by macroeconomic analysis, though we appreciate that changes in the economic environment can be important to most companies' prospects. Our portfolio has been well diversified, with holdings in many industries. In the past this portfolio has been moderately concentrated, with 30-40 positions. Most of these companies have been small to medium market capitalization (up to $10 billion). Cash is the residual of the investment process and normally will be a small percent of fund assets.

We believe that international diversification can yield valuable benefits to Source shareholders by providing exposure to faster-growing economies than the U.S. and by offsetting the negative impact of a possible secular decline in the dollar. We expect that much of this exposure to foreign business activity will come from purchasing U.S.-based companies with strong worldwide franchises. However, we will also purchase foreign-domiciled companies that meet our usual investment criteria and where differences in accounting, disclosure, culture, management accessibility and trading do not put us at a competitive disadvantage.

O'Reilly Automotive Progress Report

We first purchased O'Reilly Automotive in 1997 and have owned a full position since 2000. We believe it has been managed with skill and integrity and that its shareholders, as well as customers and employees, have been well served. As a reminder to readers, O'Reilly operates retail auto-parts stores, and is headquartered in Springfield, Missouri.

In July of 2008, O'Reilly closed a major acquisition—its purchase of competitor CSK at a cost of $1 billion. As much as we are wary of acquisitions described as once-in-a-lifetime strategic opportunities, this clearly is an accurate depiction of O'Reilly Automotive's transformative purchase of CSK. The combination catapults O'Reilly from a distant third among retail auto-parts chains to a second place tie with Advance Auto, trailing only industry leader AutoZone.

One of the objectives of this discussion is to illuminate the very long-term view of the business taken by O'Reilly management. At the time the merger was completed, the country was sliding into a severe recession of uncertain depth and duration. Despite a challenging economic environment, O'Reilly had both the ability and the will to take on this major, multi-year project.

What does CSK bring to O'Reilly?

•  Entry into western U.S., a region where O'Reilly had few stores, and where competitor Advance Auto is largely unrepresented.

•  An opportunity to increase margins dramatically by transforming the haphazardly merchandised and capital-starved 1,300 stores acquired.

•  Entry into the commercial hard-parts business for CSK stores, supported by a major capital investment program and a virtual rewriting of the business model.

How is the integration progressing?

•  Stores—Proceeding with rebranding and resetting displays. Have largely completed remerchandising, adding higher-quality hard-parts lines and banishing non-automotive products. Have cut prices to support an everyday-low-price strategy, supplanting the promotional price approach employed previously. Committed capital, rationed by prior management, to stock stores with optimum inventories.

•  Commercial program—Requires adding five large and expensive distribution centers in the West to support daily delivery to stores (previously weekly) in order to improve parts availability sufficiently to support a commercial business. First warehouse opened in Seattle in the fourth quarter. Others scheduled for 2010. Additional changes in progress include upgrading merchandise, increasing store SKUs, training store employees, and adding an outbound sales force, delivery, and credit.

Though this has been, and continues to be a very significant effort, with a major commitment of capital and other resources, we believe O'Reilly's experience, management focus, and financial strength make success highly likely. Quarterly improvements in sales and earnings support that view.

We would like to thank Greg Herr, a member of our Source Capital management team, for contributing the "too big to fail" discussion at the beginning of this letter's commentary.

In the past, reader feedback to shareholder letters came in written form or over the telephone. While those methods are still welcome, we are now pleased to also receive comments at the email address, source@firstpacad.com.

Respectfully submitted,

Eric S. Ende

President and
Chief Investment Officer

February 1, 2010

The discussion of Company investments represents the views of the Company's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Company's managers believe the Company's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The Russell 2000 Index is an unmanaged index comprised of the 2,000 smallest companies in the Russell 3000 Index. The Russell 2500 Index is an unmanaged index comprised of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The S&P 500 Index is an index of 500 companies with large market capitalization. The Nasdaq Composite Index is a market capitalization index comprised of over 3,000 stocks.

FORWARD LOOKING STATEMENT DISCLOSURE

As managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO SUMMARY

December 31, 2009
(Unaudited)

Common Stocks		91.6%
Business Services & Supplies	23.5%
Producer Durable Goods	19.2%
Retailing	13.8%
Healthcare	9.3%
Energy	9.1%
Transportation	7.0%
Technology	4.5%
Entertainment	3.2%
Financial	2.0%
Preferred Stocks		0.9%
Convertible Bonds and Debentures		0.8%
Non-Convertible Bonds and Debentures		4.6%
Short-Term Investments		2.0%
Other Assets and Liabilities, Net		0.1%
Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

Quarter Ended December 31, 2009
(Unaudited)

	Shares or Face Amount		Ownership at December 31, 2009
NET PURCHASES
Common Stock
VCA Antech, Inc,	35,000	shs.	285,000	shs.
Non-Convertible Security
Sinclair Broadcast Group, Inc. — 8% 2012	$1,000,000		$1,000,000
NET SALES
Common Stocks
Helix Energy Solutions Group, Inc.	153,000	shs.	507,900	shs.
Knight Transportation, Inc.	17,300	shs.	945,700	shs.
Life Technologies Corp.	10,302	shs.	524,698	shs.
Signet Jewelers Limited	15,086	shs.	758,114	shs.

FEDERAL INCOME TAX INFORMATION

(Unaudited)

Calendar 2009

CASH Dividends and Distributions:

Date Paid	Amount Paid Per Share	(1) Ordinary Income Dividends	(2) Long-Term Capital Gain Distributions
PREFERRED STOCK:
03/15/2009	$0.60	$0.028	$0.572
06/15/2009	0.60	0.600	—
09/15/2009	0.60	0.600	—
12/15/2009	0.60	0.600	—
TOTAL	$2.40	$1.828	$0.572
COMMON STOCK:
03/15/2009	$0.50	—	$0.50
06/15/2009	0.50	—	0.50
09/15/2009	0.50	—	0.50
12/15/2009	0.50	—	0.50
TOTAL	$2.00	—	$2.00

The amounts in column (1) are to be included as dividend income on your tax return, and 79.8% of this amount is Qualified Dividend Income that qualifies for the 5% and 15% capital gains rates.

In accordance with the provisions of the Internal Revenue Code, the amounts in column (2) are long-term capital gain distributions and qualify for the 5% and 15% capital gains rates.

A Form 1099 has been mailed to all shareholders of record on dividend record dates setting forth the specific amounts to be included in their 2009 tax returns. For corporate shareholders, 79.8% of the amount in column (1) qualifies for the 70% corporate dividends received deduction. Source Capital did not elect to retain any undistributed long-term capital gains for the year ended December 31, 2009. Therefore, Common shareholders will not receive a Form 2439 for 2009.

Notice to Dividend Reinvestment Plan Participants:

The information above shows the cash distributions paid by Source Capital during 2009. When additional shares are issued by Source Capital under the Automatic Reinvestment Plan at a discount from the market price, a participant in the Plan is treated for federal income tax purposes as having received a taxable distribution equal to the market value of the shares purchased. In effect, the discount from market price at which shares are purchased is added to the amount of the cash distribution to determine the total value of the taxable distribution. Such value also becomes the participant's tax basis for the shares purchased under the Plan.

For the year ended December 31, 2009, none of the distributions paid was reinvested at a discount from the market price.

State Tax Information:

None of the amounts reported was derived from U.S. Treasury Securities.

Certain states have reduced tax rates for capital gains attributed to securities that meet certain holding periods. The following percentages should be applied to the amounts in column (2): 1.5% of these gains was derived from assets held from 5 to 6 years and 98.5% of these gains was derived from assets held more than 6 years.

PORTFOLIO OF INVESTMENTS

December 31, 2009

COMMON STOCKS	Shares	Value
BUSINESS SERVICES & SUPPLIES — 23.5%
Brady Corporation (Class A)	431,500	$12,949,315
Charles River Laboratories International, Inc.*	460,035	15,498,579
CLARCOR Inc.	320,000	10,380,800
Copart, Inc.*	303,800	11,128,194
Life Technologies Corporation*	524,698	27,404,977
Manpower Inc.	300,000	16,374,000
ScanSource, Inc.*	803,363	21,449,792
		$115,185,657
PRODUCER DURABLE GOODS — 19.2%
Actuant Corporation (Class A)	400,000	$7,412,000
Franklin Electric Co., Inc.	285,900	8,313,972
Graco Inc.	501,300	14,322,141
HNI Corporation	627,933	17,349,789
IDEX Corporation	540,900	16,849,035
WABCO Holdings Inc.	625,000	16,118,750
Zebra Technologies Corporation (Class A)*	486,900	13,808,484
		$94,174,171
RETAILING — 13.8%
CarMax, Inc.*	1,017,412	$24,672,241
O'Reilly Automotive, Inc.*	600,000	22,872,000
Signet Jewelers Limited*	758,114	20,256,806
		$67,801,047
HEALTHCARE — 9.3%
Bio-Rad Laboratories, Inc. (Class A)*	187,200	$18,057,312
Lincare Holdings Inc.*	480,000	17,817,600
Varian Medical Systems Inc.*	53,200	2,492,420
VCA Antech Inc.*	285,000	7,102,200
		$45,469,532
ENERGY — 9.1%
FMC Technologies, Inc.*	195,000	$11,278,800
Helix Energy Solutions Group, Inc.*	507,900	5,967,825
Noble Corporation	670,000	27,269,000
		$44,515,625
TRANSPORTATION — 7.0%
Heartland Express, Inc.	1,046,000	$15,972,420
Knight Transportation, Inc.	945,700	18,242,553
		$34,214,973
TECHNOLOGY — 4.5%
Maxim Integrated Products, Inc.	392,000	$7,957,600
Microchip Technology Incorporated	474,951	13,802,076
		$21,759,676
ENTERTAINMENT — 3.2%
Carnival Corporation (Class A)*	499,900	$15,841,831
FINANCIAL — 2.0%
Brown & Brown, Inc.	557,300	$10,014,681
TOTAL COMMON STOCKS — 91.6% (Cost $344,835,316)		$448,977,193

See notes to financial statements.

PORTFOLIO OF INVESTMENTS

December 31, 2009

PREFERRED STOCKS	Shares or Face Amount	Value
REAL ESTATE INVESTMENT TRUST
CBL & Associates Properties, Inc.	100,000	$2,040,000
ProLogis (Series G)	120,000	2,478,000
TOTAL PREFERRED STOCK — 0.9% (Cost $5,726,454)		$4,518,000
CONVERTIBLE BONDS AND DEBENTURES
Diodes Inc. — 2.25% 2026	$2,000,000	$1,937,500
Transocean Inc. — 1.5% 2037	2,000,000	1,930,000
TOTAL CONVERTIBLE BONDS AND DEBENTURES — 0.8% (Cost $2,770,000)		$3,867,500
NON-CONVERTIBLE BONDS AND DEBENTURES
CORPORATE — 4.6%
Brown Shoe Company — 8.75% 2012	$3,000,000	$3,001,980
Central Garden & Pet Company — 9.125% 2013	3,000,000	3,037,500
Deluxe Corporation — 5% 2012	2,000,000	1,916,340
Helix Energy Solutions Group, Inc. — 9.5% 2016	2,000,000	2,042,500
Invacare Corporation — 9.75% 2015	3,000,000	3,127,500
Nova Chemicals Corporation — 6.5% 2012	1,970,000	1,967,144
PolyOne Corporation — 6.58% 2011	1,500,000	1,466,040
Rock-Tenn Co. — 9.25% 2016	2,000,000	2,175,000
Sinclair Broadcast Group, Inc. — 8% 2012	1,000,000	982,500
Titan International, Inc. — 8% 2012	3,000,000	2,940,000
		$22,656,504
U.S. GOVERNMENT AND AGENCIES — 0.0%
Government National Mortgage Association (Mobile Home) —9.75% 2010	$30,233	$31,068
TOTAL NON-CONVERTIBLE BONDS AND DEBENTURES — 4.6% (Cost $22,246,831)		$22,687,572
TOTAL INVESTMENT SECURITIES — 97.9% (Cost $375,578,601)		$480,050,265
SHORT-TERM INVESTMENTS — 2.0%
State Street Bank Repurchase Agreement — 0.005% 01/04/2010 (Collateralized by U.S. Treasury Notes — 3.25% 2016)	$4,566,000	$4,566,001
Chevron Funding Corporation — 0.05% 01/06/2010	5,000,000	4,999,965
TOTAL SHORT-TERM INVESTMENTS (Cost $9,565,966)		$9,565,966
TOTAL INVESTMENTS — 99.9% (Cost $385,144,567)		$489,616,231
Other assets and liabilities, net — 0.1%		426,342
NET ASSETS — 100.0%		$490,042,573

*  Non-income producing securities

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

	December 31, 2009
ASSETS
Investments at value:
Investment securites — at market value (cost $375,578,601) — Note A	$480,050,265
Short-term investments — at amortized cost (maturities 60 days or less) — Note A	9,565,966	$489,616,231
Cash		259
Receivable for:
Accrued interest	$629,162
Investment securities sold	345,900	975,062
		$490,591,552
LIABILITIES
Payable for:
Advisory fees	$282,058
Accrued dividends — Preferred Stock	196,921
Accrued expenses	70,000	548,979
NET ASSETS — December 31, 2009		$490,042,573
Assets applicable to Preferred Stock at a liquidation preference of $27.50 per share (asset coverage 905%) — Note C		$54,153,330
Net assets applicable to Common Stock — $50.36 per share		$435,889,243
SUMMARY OF SHAREHOLDERS' EQUITY
$2.40 Cumulative Preferred Stock — par value $3 per share; authorized 3,000,000 shares; outstanding 1,969,212 shares — Note C		$5,907,636
Common Stock — par value $1 per share; authorized 12,000,000 shares; outstanding 8,655,240 shares — Note C		8,655,240
Additional Paid-in Capital		369,029,134
Undistributed net investment income		899,587
Undistributed net realized gains		1,079,312
Unrealized appreciation of investments		104,471,664
NET ASSETS — December 31, 2009		$490,042,573

See notes to financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2009

INVESTMENT INCOME
Income
Dividends		$3,928,252
Interest		1,984,504
		$5,912,756
Expenses — Note D:
Advisory fees	$2,867,095
Transfer agent fees and expenses	348,392
Reports to shareholders	163,771
Directors' fees and expenses	136,551
Taxes, other than federal income tax	75,860
Legal, audit and tax fees	57,024
Custodian fees and expenses	42,962
Registration and filing fees	30,025
Insurance	13,768
Other expenses	18,009	3,753,457
Net investment income — Note A		$2,159,299
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
Proceeds from sale of investment securities
(excluding short-term corporate notes with maturities 60 days or less)	$50,085,117
Cost of investment securities sold	34,402,112
Net realized gain on investments — Notes A and E		$15,683,005
Change in unrealized appreciation of investments:
Unrealized depreciation at beginning of year	$(36,044,853)
Unrealized appreciation at end of year	104,471,664
Change in unrealized appreciation of investments		140,516,517
Net realized and unrealized gain on investments		$156,199,522
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$158,358,821

See notes to financial statements.

STATEMENT OF CHANGES IN TOTAL NET ASSETS

	For the year ended December 31,
	2009		2008
CHANGE IN NET ASSETS
Operations:
Net investment income	$2,159,299		$4,279,105
Net realized gain on ivestments — Notes A and E	15,683,005		36,851,293
Change in unrealized appreciation (depreciation) of investments	140,516,517		(266,975,407)
Change in net assets resulting from operations		$158,358,821		$(225,845,009)
Distributions to Preferred shareholders:
From net investment income	$(1,317,326)		$(4,576,378)
From net realized capital gains	(3,408,783)		(149,731)
Change in net assets resulting from distributions to Preferred shareholders:		(4,726,109)		(4,726,109)
Distributions to Common shareholders — Note A:
From net investment income	—		—
From net realized capital gains	$(17,310,480)		$(30,293,340)
Change in net assets resulting from distributions to Common shareholders:		(17,310,480)		(30,293,340)
Net change in net assets		$136,322,232		$(260,864,458)
NET ASSETS
Beginning of year		353,720,341		614,584,799
End of year		$490,042,573		$353,720,341

See notes to financial statements.

Notice of Source of Distributions
(Unaudited)
(Common Stock Only)

Since the sources from which distributions are paid cannot be determined until the end of each fiscal year, the following information amends the statements forwarded to Common shareholders with each distribution.

		Source of Distributions
Date Paid	Amount Paid Per Share	Net Investment Income	Net Realized Capital Gains
3/15/2009	$0.50	$—	$0.50
6/15/2009	0.50	—	0.50
9/15/2009	0.50	—	0.50
12/15/2009	0.50	—	0.50
	$2.00	$—	$2.00

See page 9 for federal income tax information.

FINANCIAL HIGHLIGHTS

Selected data for a share of Common Stock outstanding throughout each year

	Year ended December 31,
	2009		2008	2007	2006	2005
Common Stock:
Per share operating performance:
Net asset value at beginning of year		$34.61	$64.75	$64.81	$66.79	$63.20
Income from investment operations:
Net investment income		$0.25	$0.49	$0.55	$0.44	$0.42
Net realized and unrealized gain (loss) on investment securities		18.05	(26.58)	3.94	2.86	9.16
Total from investment operations		$18.30	$(26.09)	$4.49	$3.30	$9.58
Distributions to Preferred shareholders:
From net investment income		$(0.15)	$(0.53)	$(0.55)	$(0.25)	$(0.45)
From net realized capital gains		(0.40)	(0.02)	—	(0.31)	(0.11)
Distributions to Common shareholders:
From net investment income		—	—	(0.18)	—	—
From net realized capital gains		(2.00)	(3.50)	(3.82)	(4.74)	(5.47)
Total distributions		$(2.55)	$(4.05)	$(4.55)	$(5.30)	$(6.03)
Effect of shares issued for distributions reinvested by shareholders		—	—	—	$0.02	$0.04
Net asset value at end of year		$50.36	$34.61	$64.75	$64.81	$66.79
Per share market value at end of year		$43.04	$28.29	$60.08	$67.59	$73.75
Total investment return(1)		60.9%	(49.3)%	(5.5)%	(1.8)%	11.5%
Net asset value total return(2)		53.0%	(42.8)%	6.1%	4.3%	14.9%
Ratios/supplemental data:
Net assets at end of year (in thousands)		$490,043	$353,720	$614,585	$610,486	$619,973
Ratios based on average net assets applicable to Common Stock:
	Expenses(3)	1.04%	0.97%	0.91%	0.90%	0.91%
	Net investment income(3)	0.60%	0.95%	0.82%	0.67%	0.66%
Portfolio turnover rate		8.65%	19.43%	11.97%	13.36%	22.92%
Preferred Stock:
Total shares outstanding(4)		1,969,212	1,969,212	1,969,212	1,969,212	1,969,212
Asset coverage per share(4)		$248.85	$179.62	$312.10	$310.02	$314.83
Involuntary liquidation preference per share		$27.50	$27.50	$27.50	$27.50	$27.50
Average market value per share(5)		$31.05	$31.49	$32.55	$32.38	$34.21

(1)  Based on market value per share, adjusted for reinvestment of distributions.

(2)  Based on net asset value per share, adjusted for reinvestment of distributions.

(3)  Does not reflect the effect of dividend payments to Preferred shareholders.
  These ratios based on total net assets are as follows:

	2009	2008	2007	2006	2005
Expenses	0.91%	0.87%	0.83%	0.82%	0.83%
Net investment income	0.52%	0.84%	0.75%	0.61%	0.60%

(4)  Information shown as of the end of the year.

(5)  The average of all month-end market values during each year.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

NOTE A—Significant Accounting Policies

Source Capital, Inc. (the "Company"), is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The investment objective of the Company is to seek maximum total return for Common shareholders from both capital appreciation and investment income to the extent consistent with protection of invested capital and provision of sufficient income to meet the dividend requirements of Preferred shareholders. The significant accounting policies followed by the Company in the preparation of its financial statements include the following:

1. SECURITIES VALUATION—The Company values securities pursuant to policies and procedures approved by the Board of Directors. Securities, including any outstanding written call options, listed or traded on a national securities exchange are valued at the last sale price on the last business day of the year. If there was not a sale that day securities are valued at the most recent bid price. Securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Securities that are unlisted and debt and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Company's officers, are valued at the most recent bid price or other ascertainable market value. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

2. USE OF ESTIMATES—The preparation of the financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

3. OTHER—Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Dividends payable by the Company on the Preferred Stock are recorded on an accrual basis, and distributions payable on the Common Stock are recorded on the ex-dividend date. The ratios of expenses and net investment income to average net assets do not reflect the effect of dividend payments to Preferred shareholders.

NOTE B—Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. In addition, the Adviser's emphasis on a value-oriented investment approach generally results in the Fund's portfolio being invested primarily in medium or smaller sized companies. Smaller companies may be subject to a greater degree of change in earnings and business prospects than larger, more established companies. Also, securities of smaller companies are traded in lower volumes than those issued by larger companies and may be more volatile than those of larger companies. In light of these characteristics of smaller companies and their securities, the Fund may be subjected to greater risk than that assumed when investing in the equity securities of larger companies.

Interest Rate and Credit Risk: The values of, and the income generated by, most debt securities held by the Company may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these securities. For example, the values of debt securities in the Company's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Company having to reinvest the proceeds in lower yielding securities. The value of the Company's investments may also decline in response to events affecting the issuer or its credit rating. Lower rated debt securities in which the Company may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions.

NOTE C—Capital Stock

The Preferred Stock is entitled in liquidation to $27.50 per share plus accrued dividends and may be called for redemption, at the option of the Company, at $27.50 per share plus accrued dividends. Dividends may not be declared on the Common Stock if Preferred dividends are in arrears or if the Preferred Stock would not thereafter have an asset coverage of 200% or more. Preferred asset coverage was 905% at December 31, 2009.

The Company did not issue any shares of Common Stock under its Dividend Reinvestment Plan for Common and Preferred shareholders during the year ended December 31, 2009.

NOTE D—Advisory Fees and Other Affiliated Transactions

Pursuant to an investment advisory agreement, the Company pays First Pacific Advisors, LLC ("Investment Adviser"), monthly investment advisory fees calculated at an annual rate of 0.725% for the first $100 million of total net assets, 0.700% for the next $100 million of total net assets, and 0.675% for any total net assets in excess of $200 million. The Agreement obligates the Investment Adviser to reduce its fee to the extent necessary to reimburse the Company for any annual expenses (exclusive of interest, taxes, the cost of any supplementary statistical and research information, legal expenses related to portfolio securities, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average total net assets of the Company for the year.

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

For the year ended December 31, 2009, the Company paid aggregate fees of $135,000 to all Directors who are not affiliated persons of the Investment Adviser.

NOTE E—Federal Income Tax

No provision for federal taxes is considered necessary because the Company has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. The Company intends to maintain this qualification and to distribute to shareholders each year all of its taxable net investment income and taxable net realized gain on investments in accordance with the minimum distribution requirements of the Code.

Dividends and distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the components of distributable earnings at December 31, 2009, were as follows:

Undistributed ordinary income	$899,587
Undistributed net realized gains	$1,584,890

The tax status of dividends and distributions paid during the fiscal years ended December 31, 2009 and 2008, were as follows:

	2009	2008
Dividends from ordinary income:
Preferred	$3,599,888	$4,726,109
Distributions from Long-term capital gains:
Preferred	$1,126,221
Common	$17,310,480	$30,293,340

The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $34,110,657 during the year ended December 31, 2009. Realized gains and losses are based on the specific identification method.

The cost of securities was $376,084,179 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at December 31, 2009, for federal income tax purposes was $119,530,120 and $15,564,034, respectively, resulting in net unrealized appreciation of $103,966,086. As of and during the year ended December 31, 2009, the Company did not have any liability for unrecognized tax benefits. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Company did not incur any interest or penalties. The Company is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2005 or by state tax authorities for years ended on or before December 31, 2004.

During the year ended December 31, 2009, the Company reclassified $57,614 from undistributed net realized gains to undistributed net investment income to align financial reporting with tax reporting relating to differences in the methods used to amortize market discount.

NOTE F—Disclosure of Fair Value Measurements

The Company classifies its assets based on three valuation methodologies. Level 1 investment securities are valued based on quoted market prices in active markets for identical assets. Level 2 investment securities are valued based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 investment securities are valued using significant unobservable inputs that reflect the Company's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Company's investments as of December 31, 2009:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$448,977,193	—	—	$448,977,193
Preferred Stocks	4,518,000	—	—	4,518,000
Convertible Bonds & Debentures	—	$3,867,500	—	3,867,500
Non-Convertible Bonds & Debentures	—	22,687,572	—	22,687,572
Short-Term Investments	—	9,565,966	—	9,565,966
Total Investments	$453,495,193	$36,121,038	—	$489,616,231

Note G—Subsequent Events

As of February 5, 2010, the date the financial statements were available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statements as presented.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF SOURCE CAPITAL, INC.

We have audited the accompanying statement of assets and liabilities of Source Capital, Inc. (the "Company"), including the portfolio of investments, as of December 31, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Source Capital, Inc., as of December 31, 2009, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
February 5, 2010

DIRECTORS AND OFFICERS

Name, Age & Address	Position(s) with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships
Willard H. Altman, Jr. - (74)*	Director	Term: 1 Year Time Served: 11 Years	Retired. Formerly, until 1995, Partner of Ernst & Young LLP a public accounting firm.	6

Thomas P. Merrick - (72)*	Director	Term: 1 Year Time Served: 3 Years	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	6

David Rees - (86)*	Director	Term: 1 Year Time Served: 41 Years	Private investor. Formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal.	1	International Institute of Los Angeles

Paul G. Schloemer - (81)*	Director	Term: 1 Year Time Served: 10 Years	Retired President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation.	1

Lawrence J. Sheehan - (77)*	Director	Term: 1 Year Time Served: 18 Years	Retired. Formerly Partner (1969 to 1994) and of counsel employee (1994 to 2002) of the firm of O'Melveny & Myers LLP.	6

Eric S. Ende - (65)	Director President & Chief Investment Officer	Term: 1 Year Time Served: 25 Years	Partner of the Adviser since 2006. Formerly Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

Steven R. Geist - (56)	Executive Vice President and Portfolio Manager	Time Served: 13 Years	Partner of the Adviser since 2006. Formerly Vice President of First Pacific Advisors, Inc. from 1992 to 2006.

J. Richard Atwood - (49)	Treasurer	Time Served: 13 Years	Chief Operating Officer of the Adviser. President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki - (55)	Secretary	Time Served: 27 Years	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

Christopher H. Thomas - (52)	Chief Compliance Officer	Time Served: 15 Years	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

E. Lake Setzler III - (42)	Assistant Treasurer	Time Served: 4 Years	Vice President and Controller of the Adviser since 2005. Formerly Chief Operating Officer of Inflective Asset Management, LLC (2004-2005) and Vice President of Transamerica Investment Management, LLC (2000-2004).

Each of the above individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA, 90064.

* Audit committee member

Messrs. Altman, Merrick, and Sheehan serve as members of the audit committee of five open-end investment companies managed by First Pacific Advisors, LLC ("FPA"), the Company's investment adviser. The Company's Board of Directors has considered the matter of their simultaneous service and determined that serving simultaneously as a member of these audit committees does not impair their ability to serve as a member of the Audit Committee of the Company.

The Company's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Company, shareholders can call 1-800-982-4372.

The Company's complete proxy voting record for the 12 months ended June 30, 2009, is available without charge, upon request, by calling 1-800-982-4372 and on the SEC's website at www.sec.gov.

The Company's Audit Committee Charter is available on its website, www.fpafunds.com, and is available without charge, upon request, by calling 1-800-982-4372. The Company's Annual CEO Certification as required by the NYSE's Corporate Governance listing standards for the fiscal year ended December 31, 2008, was submitted to the NYSE on May 6, 2009. The Company's Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Company's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Additional information about the Company is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of each quarter.

SOURCE CAPITAL, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Blvd., Suite 1200
Los Angeles, California 90064-1550
(800) 982-4372 or (310) 473-0225

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

LEGAL COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

TRANSFER AND SHAREHOLDER SERVICE AGENT AND REGISTRAR

BNY Mellon Shareowner Services
480 Washington Boulevard
Jersey City, NJ 07310
(800) 279-1241 or (201) 329-8660
http://melloninvestor.com/isd

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

STOCK EXCHANGE LISTING

New York Stock Exchange:
Symbols:  SOR  Common Stock
SOR+  Preferred Stock

DIVIDEND REINVESTMENT PLAN

Holders of record (other than brokers or nominees of banks and other financial institutions) of Common and Preferred Stock are eligible to participate in the Dividend Reinvestment Plan ("Plan"), pursuant to which distributions to shareholders are paid in or reinvested in shares of Common Stock of the Company ("Dividend Shares"). Mellon Bank, N.A. ("Agent") c/o BNY Mellon Shareowner Services, Investment Services, P.O. Box 3338, South Hackensack, New Jersey 07606-1938, acts as Agent for participants under the Plan.

A shareholder may join the Plan by signing and returning an authorization form that may be obtained from the Agent. A shareholder may elect to withdraw from the Plan at any time by written notice to the Agent and thereby elect to receive cash in lieu of Dividend Shares. There is no penalty for withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The Company reserves the right to amend or terminate the Plan.

Purchases of the Company's shares are made by the Agent, on behalf of the participants in the Plan, promptly after receipt of funds, and in no event later than 30 days from such receipt except when restricted under applicable federal securities laws. The Agent purchases outstanding shares in the market when the price plus estimated commissions of the Company's Common Stock on the NYSE is lower than the Company's most recently calculated net asset value per share. To the extent that outstanding shares are not available at a cost of less than per share net asset value, the Agent, on behalf of the participants in the Plan, accepts payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of Common Stock of the Company on the payment date. Such shares are issued at a per share price equal to the higher of (1) the net asset value per share on the payment date, or (2) 95% of the closing market price per share on the payment date. There are no brokerage charges with respect to shares issued directly by the Company to satisfy the dividend reinvestment requirements. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account is the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Company.

For Federal income tax purposes, shareholders who reinvest distributions are treated as receiving distributions in an amount equal to the fair market value, determined as of the payment date, of the shares received if the shares are purchased from the Company. Such value may exceed the amount of the cash distribution that would have been paid. If outstanding shares are purchased in the open market, the taxable distribution equals the cash distribution that would have been paid. In either event, the cost basis in the shares received equals the amount recognized as a taxable distribution.

In the case of foreign participants whose dividends are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

All record holders of Common Stock are also offered the opportunity, on a voluntary basis, to send in cash payments of not less than $100 each up to a total of $7,500 per month to purchase additional shares of the Common Stock of the Company through participation in the Cash Investment Plan ("Cash Plan"). Under the Cash Plan, shares are purchased in the market and no shares are issued by the Company. A brochure describing the terms and conditions of the Cash Plan, including fees and expenses, is available from the Agent.

(This page has been left blank intentionally.)

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200

Los Angeles, California 90064-1550

Item 2.                    Code of Ethics.

(a)           The registrant has adopted a code of ethics that applies to the registrant’s senior executive and financial officers.

(b)           Not Applicable

(c)           During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

(d)           During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)           Not Applicable

(f)            A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR. Upon request, any person may obtain a copy of this code of ethics, without charge, by calling (800) 982-4372.

Item 3.                    Audit Committee Financial Expert.

The registrant’s board of directors has determined that Willard H. Altman, Jr., a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in this Item.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.                    Principal Accountant Fees and Services.

		2008	2009
(a)	Audit Fees	$35,300	$36,700
(b)	Audit Related Fees	-0-	-0-
(c)	Tax Fees	$6,875	$7,150
(d)	All Other Fees	-0-	-0-

(e)(1)       Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:  (i) the registrant’s independent auditors inform the audit committee of the engagement, (ii) the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and (iii) the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.  The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)       Disclose the percentage of services described in each of paragraphs (b) — (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item.  There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)            If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.  All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)          Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.  None.

(h)           Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  Not Applicable.

Item 5.                    Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, consisting of all the independent directors of the registrant.  The members of the audit committee are: Willard H. Altman, Jr., Thomas P. Merrick, David Rees, Paul G. Schloemer and Lawrence J. Sheehan.

Item 6.                    Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.                    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

POLICY

First Pacific Advisors, LLC (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”) and separately managed accounts (including those governed under the laws and provisions of ERISA) (collectively referred to as client or clients).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party, in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

PURPOSE

The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES

The Adviser is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although many proxy proposals can be voted in accordance with the Adviser’s guidelines (see “Guidelines” below), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception to the Guidelines.

CONFLICTS OF INTEREST

Where a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

Vote in Accordance with the Guidelines.  To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

Obtain Consent of Clients.  To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

Client Directive to Use an Independent Third Party.  Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation.  Where such independent third party’s recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party’s recommendation.  If the third party’s recommendations are not timely received, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether an officer or director of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS

In certain circumstances where the Adviser has determined that it is in the client’s best interest, the Adviser will not vote proxies received.  The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser may refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

PROCEDURES FOR VOTING

Proxies and annual or other reports received by the Adviser for issuers in clients’ accounts under management are promptly forwarded to the appropriate portfolio manager, who votes the proxy and returns it to the operations department to process the votes.

When voting telephonically.  The telephone number on the proxy is called and voted, verification of the vote is made after all proposals have been voted, the date of the telephone call is noted on the proxy and filed in the account’s file.  Note of the date of the telephone call is also made on the cross-reference report and filed alphabetically in a binder by issuer.

When voting manually.  Sign and date after manually checking each proposal being voted and send through the regular postal service.  A copy of the proxy is filed in the account’s file.

Note of the date of mailing is also made on the cross reference report and filed alphabetically in a binder by issuer.

When voting electronically.  Go online and vote each proxy as designated.  A confirmation is then returned through e-mail.  These confirmations are printed and are then filed with the proxy in the account’s file.  Note of the date of voting is also made on the cross reference report and filed alphabetically in a binder by issuer.

If there is a disagreement as to how a proxy is to be voted, it is the responsibility of the portfolio managers of the Adviser to discuss and substantiate their voting.  See Guidelines below for further explanation of standard voting procedures.

RECORD KEEPING

In accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:

1.     these proxy voting policies and procedures, and all amendments thereto;

2.     all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);

3.     a record of all votes cast on behalf of clients;

4.     records of all client requests for proxy voting information;

5.     any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and

6.     all records relating to requests made to clients regarding conflicts of interest in voting the proxy.  These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting proposals contained the proxy statements, but will not be used as rigid rules.

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:		Oppose

	1.	Proposals to stagger board members’ terms;
	2.	Proposals to limit the ability of shareholders to call special meetings;

	3.	Proposals to require super majority votes;
	4.	Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;
	5.	Proposals regarding “fair price” provisions;
	6.	Proposals regarding “poison pill” provisions; and
	7.	Permitting “green mail.”

2.	Providing cumulative voting rights		Oppose

3.	“Social issues,” unless specific client guidelines supersede		Oppose

4.	Election of directors recommended by management, except if there is a proxy fight		Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies		Approve

6.	Date and place of annual meeting		Approve

7.	Limitation on charitable contributions or fees paid to lawyers		Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting		Approve

9.	Confidential voting		Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability		Approve

11.	Eliminate preemptive right		Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, LLC

REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to J. Richard Atwood, Chief Operating Officer, First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064, or fax your request to (310) 996-5450, or by e-mail to atwood@firstpacad.com

Item 8.                    Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)       Eric S. Ende and Steven R. Geist are primarily responsible for the day-to-day management of the registrant.

Mr. Ende has been the President, Chief Investment Officer and Director of the registrant for more than the past five years and Partner of the Adviser since October 2006.  Mr. Ende also serves as Director, President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc., and as Vice President of FPA Capital Fund, Inc., FPA New Income, Inc. and FPA Funds Trust’s FPA Crescent Fund for more than the past five years. Mr. Ende served as Senior Vice President of First Pacific Advisors, Inc. from December 1994 to September 2006.

Mr. Geist has been the Executive Vice President and Portfolio Manager of the registrant since November 2006, and Partner of the Adviser since October 2006.  Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc. for more than the past five years. Mr. Geist served as Senior Vice President and Fixed- Income Manager of the registrant from November 1999 to November 2006, and Vice President of the First Pacific Advisors, Inc. from December 1994 to September 2006.

FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA New Income, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. are registered investment companies managed by the Adviser.

(a)(2)       The Portfolio Managers, Eric S. Ende and Steven R. Geist, are also responsible for the day-to-day management of two open-end investment companies and three other accounts, with total aggregate assets of $508 million at December 31, 2009. None of these accounts have an advisory fee based on the performance of the account. The Adviser does not believe any material conflicts of interest exist as a result of the Portfolio Managers managing the registrant and the other accounts noted above. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell identical securities for several clients managed by the Adviser. The Adviser may aggregate orders for its client accounts for the same security where concurrent decisions are made to purchase or to sell identical securities for several clients managed by the Adviser and such aggregation will generally result in more favorable net results for its clients. In these cases, the Adviser will allocate the securities or proceeds arising out of those transactions (and the related expenses) on an average price basis among the various participants. While the Adviser believes combining orders in this way will, over time, be advantageous to all participants, in particular cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by any one client. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

(a)(3)       Compensation of the Adviser’s Portfolio Managers is primarily through participation in the Adviser’s revenues and profits. The participation in revenues and profits is primarily based on the revenues received on the assets managed by those Portfolio Managers, including the Fund’s assets, and partly based on the overall profitability of the Adviser. This participation has both fixed and variable components. The variable participation is based upon the Adviser’s assessment of the Portfolio Managers’ performance in a number of key areas including product management and business development, succession planning and team building, identity, and long term performance. In addition, the Adviser further provides for a discretionary bonus that can be allocated to any member of the firm, including Portfolio Managers who are equity owners, in order to recognize outstanding achievements in any given year. In addition, for Portfolio Managers who are equity owners of the Adviser, the value of their ownership interest is dependent upon their ability to effectively manage their business over the long term. The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

(a)(4)       The dollar value of shares of Common Stock of the registrant owned at December 31, 2009 by Mr. Ende was between $100,001 and $500,000 and by Mr. Geist was between $10,001 and $50,000.

(b)           Not Applicable.

Item 9.                    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.                  Submission of Matters to a Vote of Security Holders.  There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.                  Controls and Procedures.

(a)           The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)           There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.                  Exhibits.

(a)(1)      Code of ethics as applies to the registrant’s officers and directors, as required to be disclosed under Item 2 of Form N-CSR. Attached hereto as Ex.99.CODE.ETH.

(a)(2)      Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940.  Attached hereto.

(a)(3)      Not Applicable

(b)           Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.  Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date:  February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SOURCE CAPITAL, INC.

By:	/s/ ERIC S. ENDE
Eric S. Ende, President
(Principal Executive Officer)

Date: February 19, 2010

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date: February 19, 2010